UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23758

EAGLE POINT INSTITUTIONAL INCOME FUND

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o EAGLE POINT INSTITUTIONAL INCOME FUND

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Annual Report to shareholders of Eagle Point Institutional Income Fund (the “Company”) for the year ended December 31, 2024 is filed herewith.

EAGLE POINT
INSTITUTIONAL INCOME

2024
ANNUAL REPORT
EAGLE POINT INSTITUTIONAL INCOME FUND

Eagle Point Institutional Income Fund

Annual Report – December 31, 2024

Letter to Shareholders and Management Discussion of Fund Performance

February 26, 2025

Dear Shareholders:

We are pleased to provide you with the enclosed report of Eagle Point Institutional Income Fund (“we,” “us,” “our” or the “Fund”) for the year ended December 31, 2024.

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Eagle Point Credit Management LLC (the “Adviser”). The Fund is organized as a Delaware statutory trust and offers its common shares of beneficial interest (“Shares”) to investors on a continuous basis at the Fund’s net asset value (“NAV”) per share plus any applicable sales load. The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”). We may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.

The Adviser has significant expertise in CLO investing, including 78 years of combined CLO industry experience among the senior investment team, and over $12 billion of assets under management as of December 31, 2024.1 The Fund was formed in order to provide investors with access to institutional credit investment strategies in a continuously offered, SEC-registered and non-traded format.

In 2024, we:

■	Increased our distribution rate and paid monthly distributions to shareholders totaling $0.981 per share for the year. The annualized distribution rate as of year-end was 10.4% and it represents a 13% increase from annualized distribution rate as of the prior year-end.[2]

■	Actively deployed $125.1 million into new CLO equity investments, CLO debt investments and loan accumulation facilities. Newly purchased CLO equity investments had a weighted average effective yield of 18.0% as measured at the time of investment.

■	Raised $66.1 million through sales of the Fund’s shares and reinvestment of distributions. The Fund expects to continue expanding its equity base by raising capital under our continuous offering program.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

■	Completed 11 resets and 3 refinancings of CLOs in our portfolio. The resets each created new 5-year reinvestment periods for those CLOs and typically reduced those CLOs’ debt costs. On average, the refinancings lowered the AAA debt spreads by 21 basis points.

■	Through our investing activity and proactive reset program, increased the weighted average remaining reinvestment period, or “WARRP,” of the Fund’s CLO equity portfolio to 3.9 years as of December 31, 2024 (compared to 3.4 years as of December 31, 2023) despite the passage of one year.

■	Completed an underwritten public offering and issued 1.4 million Series A Term Preferred Shares due 2029 (the “Series A Term Preferred Shares”), resulting in net proceeds to the Fund of $33.2 million. The Series A Term Preferred Shares provide attractive, long-term financing for the Fund.

■	Established a $25 million revolving credit facility, providing additional capital for investment. As a result, the Fund’s total assets exceeded $168 million as of year-end, inclusive of available borrowings under our revolving credit facility, representing 219% growth year-over-year.

The strong performance of our investment portfolio during 2024 enabled the Fund to distribute $7.9 million to its shareholders. The Fund’s consistent distributions during the year reflected its practice of providing shareholders with a stable distribution rate each month.2 This practice had no material impact on the Fund’s investment strategies during the fiscal year. If the Fund’s distributions had been higher or lower, the Fund’s NAV would have declined or increased (respectively), as a result. The Fund had net investment income (“NII”) distribution coverage since inception of 105.5%.

We continue to prudently and actively manage the Fund’s investment portfolio while raising capital to take advantage of attractive investment opportunities in the CLO market. During 2024, we deployed $125.1 million into new CLO equity investments, CLO debt investments and loan accumulation facilities and sold three CLO debt investments for the total proceeds of $1.2 million realizing capital gains with a weighted average appreciation in price of 9.70%.

During 2024, we received strong and consistent cash flows from our investment portfolio; our cash-on-cash return was 23.7%.3 This was comfortably in excess of our expenses and distributions which provided the Fund with additional dry powder to deploy into new investments at attractive prices.

We believe our portfolio continues to have the potential for further meaningful upside. In our view, CLOs generally are not particularly sensitive to interest rate movements, as CLO equity is

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

predominantly a spread arbitrage product. Both the asset side of a CLO’s balance sheet, principally in broadly syndicated loans, and the liability side of a CLO’s balance sheet, CLO debt tranches which are also are principally floating rate, and substantially offset any fluctuations in short-term rates.

As of December 31, 2024, the Fund’s investment portfolio consisted of 86 unique CLO investments. Importantly, nearly all the Fund’s investments were also investments made by other institutional funds and accounts managed by the Adviser. To the extent that the Fund (along with other funds and accounts managed by the Adviser) owns a majority position in the equity tranche, our Adviser has the ability to exercise certain protective rights over the vehicle (such as the ability to call the CLO after the non-call period, to refinance/reset CLO debt tranches after the non-call period and to influence potential amendments to the governing documents of the CLO) that may reduce our risk in these investments and/or enhance the value of our investments.

On June 28, 2024, the Fund entered into an agreement that established a senior secured revolving credit facility, of which the Fund can borrow up to an aggregate $25 million. In October 2024, the Fund raised $33.2 million in net proceeds for investment through the issuance of its Series A Term Preferred Shares. We expect to operate the Fund between a 25% and 35% debt to assets ratio under normal market conditions. The Fund’s use of leverage through the credit facility and Series A Term Preferred Shares is expected to be accretive to shareholders.

We also want to highlight the Fund’s distribution reinvestment plan for shareholders. This plan allows shareholders to elect to have their distributions reinvested into new shares at a 5% discount to NAV per share. We encourage all shareholders to carefully review the terms of the plan. See “Distribution Reinvestment Plan” in the enclosed report.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

Market Overview4

Loan Market

The S&P UBS Leveraged Loan Index5 recorded a total return of 9.05% in 2024, the third-best performance over the past ten years.

Average broadly syndicated loan (“BSL”) prices finished 2024 at 96.37. This is an increase from 95.32 at the beginning of the year.

The trailing 12-month average default rate finished the year at 0.91%, comparing favorably to 1.53% at year-end 2023 and remained comfortably below the long-term average of 2.61%.6 The Fund’s underlying loan portfolios have default exposure of only 0.23%.

Business development companies (“BDCs”) and private credit funds continued to step in and fill the void left by banks. Since 2020, we saw approximately $140 billion of syndicated loan borrowers refinanced by the private credit market. We maintain that this trend will continue for the long term and will improve the overall risk profile of BSL CLOs as the private credit market refinances some of the syndicated market’s higher risk loans.

Importantly, with $390 billion of BSLs repaying at par in 2024, the 12-month trailing loan repayment rate increased to 27.9% as of year-end, well above the 17.6% rate as of the end of 2023. Strong demand from CLOs and retail investors helped drive a loan repricing wave that compressed spreads, bringing the 2024 repricing total to a record $760 billion. With 4% of the loan market set to mature prior to 2027, the “maturity wall” continues to be pushed out, and we do not view loan maturities as a meaningful risk. Only 3.1% of the loan portfolios underlying our CLO equity positions mature prior to 2027.

There was over $1.3 trillion of total loan issuance in 2024, but importantly, only $170 billion of net new loan issuance.

CLO Market

The CLO market recorded a record $202 billion of new gross CLO issuance in 2024, but due to repayments at par of many CLO securities, net issuance remained a relatively modest $70 billion. The first half and the second half of the year saw two different trends: in the first, the market observed net negative new issuance for the first time since 2008-2009; in the second half, strong CLO debt demand tightened spreads and made new issue equity appear cheap in comparison to secondary equity, a dynamic which drove the creation of new CLOs and positive net issuance.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

CLO refinancing and reset volumes were robust in 2024. For the year, there were $84 billion of refinancings – the second-highest year on record – and $223 billion of resets.

Looking ahead, we anticipate that 2025 net issuance volumes will be in line with those of 2024. We expect resets will continue to be prevalent as CLO debt spreads tighten. The outlook is driven by strong investor demand for floating-rate products and an expected increase in leveraged loan activity tied to lower interest rates and a healthier M&A environment.

The underlying fundamentals of CLO portfolios remain strong. The median market wide CCC-rated loan exposure for US CLOs was 5.9%, with average overcollateralization cushions of 3.5% through December 2024. These both compare favorably to 7.4% and 3.3%, respectively, at the end of 2023. For reference, based on fair market value, all of the Fund’s portfolio of CLO equity with a payment date in the fourth quarter received a distribution.

We remain excited about the investment opportunities within the CLO market and believe there is significant value within the equity and junior debt portions of the capital structure. Our portfolio is well positioned to benefit from additional upside through 2025 with market trends like strong investor demand for floating rate products and anticipated increases in leveraged loan activity. While there remains potential for the portfolio to still be impacted by loan spread compression, we are seeking to offset that by continuing our program of resets and refinancings.

Additional Information

In addition to the Fund’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Fund makes certain additional financial information available to investors via our website (www.EPIIF.com).

About Our Adviser

Eagle Point Credit Management LLC is a specialist asset manager focused on investing in CLO securities and other income-oriented credit investments. As of December 31, 2024, our Adviser and its affiliates had over $12 billion of assets under management.1

Subsequent Developments

Pursuant to the Fund’s continuous offering, during the period from January 1, 2025 through January 31, 2025, the Fund issued common shares for total net proceeds to the Fund of $3.7 million.

For the month of January 2025, the Fund declared and paid a distribution in the amount of $0.083 per share, representing a 10.4% annualized distribution rate.2

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

* * * *

Management remains keenly focused on continuing to create value for our shareholders. We appreciate the trust and confidence our shareholders have placed in the Fund.

Thomas Majewski

Chairman and Chief Executive Officer

This letter is intended to assist shareholders in understanding the Fund’s performance for the year ended December 31, 2024. The views and opinions in this letter were current as of February 21, 2025. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this shareholder letter and you should not consider information contained on our website to be part of this shareholder letter or any other report we file with the SEC.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

Notes

[1]	Represents gross assets under management, inclusive of committed but undrawn capital, managed by Eagle Point Credit Management LLC and certain of its affiliates.

[2]	Annualized distribution rate reflects distributions paid as of the end of the most recent period, annualized, and divided by the period end NAV. The annualized distribution rate is not a guarantee of future returns and future performance may vary. The timing and frequency of distribution payments is not guaranteed. Such variance may be material and adverse, including the potential for full loss of principal and no distributions. In considering returns, investors should bear in mind that historical performance is not a guarantee, projection or prediction and is not indicative of future results. Actual net returns in any given year may be lower than the historical returns. Investment return and principal value of any investment will fluctuate and may be worth more or less than the amount initially invested. Distribution payments are not guaranteed. Distributions may be comprised of any combination of 1) net investment income and/or 2) net capital gain, and, if the Fund distributes an amount in excess of net investment income and net capital gains, a portion of such distribution will constitute a return of capital. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution may reduce the amount of investable funds. The actual components of the Fund’s distributions for US tax reporting purposes can only be finally determined as of the end of each fiscal year of the Fund and are thereafter reported to shareholders on Form 1099-DIV.

[3]	Cash-on-cash return represents the total amount of recurring distributions received from investments for the period over the Fund’s average beginning NAV for the period, annualized.

[4]	Market data and statistics summarized herein are sourced from JPMorgan Chase & Co., S&P Capital IQ, Pitchbook LCD, S&P UBS and Bank of America.

[5]	The S&P UBS Leveraged Loan Index tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

[6]	Default rate represents the rate of obligors who fail to remain current on their loans based on the par amount.

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Institutional Income Fund

This report is transmitted to the shareholders of Eagle Point Institutional Income Fund (“we,” “us,” “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2024. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Liquidity will be provided by the Fund only through limited repurchase offers described below (if at all). An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded and an investor should not expect to be able to sell shares regardless of how the Fund performs.

Neither the Adviser nor the Fund provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Performance Data1

The following graph shows the performance of a $10,000 investment in the Fund’s shares and the S&P BDC Index for the period from June 1, 2022 (commencement of the Fund’s operations) through December 31, 2024. The performance calculation assumes the purchase of the Fund’s shares at the offering price at the beginning of the period (i.e., at the initial net asset value per share and assuming the maximum sales charge of 6.75%) and the repurchase of those shares at net asset value at the end of the periods shown. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

	Annualized Total Return		Cumulative Total Return
	1 Year	Since Inception	Since Inception
Eagle Point Institutional Income Fund (without sales load)[2]	4.02%	7.95%	21.89%
Eagle Point Institutional Income Fund (with sales load)	-3.00%	5.08%	13.66%
S&P BDC Index	16.61%	14.24%	41.12%

Please see footnote disclosure on Page 13.

Summary of Certain Unaudited Portfolio Characteristics

The summary of portfolio characteristics reflected below is as of December 31, 2024. The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity held by the Fund as of December 31, 2024 (except as otherwise noted) and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Fund relating to December 2024 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments[3]

Number of CLO Securities	86
Number of CLO Collateral Managers	26
Fair Value of CLO Equity Securities	$135,300,162
Fair Value of CLO Debt Securities	$9,462,870
Fair Value of Loan Accumulation Facility Securities	$8,587,237

Summary of Underlying Portfolio Characteristics[4]
Number of Unique Underlying Loan Obligors	1,364
Largest Exposure to an Individual Obligor	0.58%
Average Individual Loan Obligor Exposure	0.07%
Top 10 Loan Obligors Exposure	4.85%
Aggregate Indirect Exposure to Senior Secured Loans[5]	97.09%
Weighted Average Market Value of Loan Collateral	97.97%
Weighted Average Stated Loan Spread	3.45%
Weighted Average Loan Maturity	4.8 years
Weighted Average Remaining CLO Reinvestment Period	3.9 years

Please see footnote disclosure on Page 13.

Notes

[1]	The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The indices shown herein have not been selected to represent a benchmark for a strategy’s performance, but are instead disclosed to allow for comparison of the Fund’s returns to that of known, recognized and/or similar indices. The S&P BDC Index is intended to measure the performance of all Business Development Companies (BDCs) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Although the Fund is not a BDC, BDCs generally invest in high yielding credit investments, as does the Fund. In addition, similar to the Fund, BDCs generally elect to be classified as a regulated investment company under the US Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders.

[2]	Calculated based on the Fund’s net asset value, which is net of the sales load.

[3]	The summary of portfolio investments shown is based on the fair value of the underlying positions as of December 31, 2024.

[4]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity held by the Fund as of December 31, 2024 (except as otherwise noted) and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Fund relating to December 2024 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2024 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2024 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Fund as of December 31, 2024.

[5]	We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.

Consolidated Financial Statements for the Year Ended
December 31, 2024

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of December 31, 2024

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $158,412,168)	$153,350,269
Cash and cash equivalents	1,343,105
Interest receivable	5,011,359
Due from Adviser	1,665,553
Subscriptions receivable for common shares sold	929,095
Deferred offering costs attributed to common shares	547,409
Prepaid expenses	66,867
Total Assets	162,913,657

LIABILITIES
8.125% Series A Term Preferred Shares due 2029, less unamortized deferred financing costs of $1,694,981 (1,400,000 shares outstanding (Note 9))	33,305,019
Borrowings under credit facility, less unamortized deferred financing costs of $87,073 (Note 8)	19,412,927
Incentive fee payable	1,744,688
Management fee payable	1,240,217
Interest payable	338,864
Professional fees payable	328,266
Administration fees payable	98,855
Trustees’ fees payable	53,250
Transfer agent fees payable	20,000
Other expenses payable	135,255
Total Liabilities	56,677,341

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to common shares, unlimited shares authorized, 11,045,767 shares issued and outstanding	$106,236,316

NET ASSETS consist of:
Paid-in capital	$108,543,260
Aggregate distributable earnings (losses)	(2,306,944)
Total Net Assets	$106,236,316

Common shares issued and outstanding	11,045,767

Net asset value per common share	$9.62

See accompanying notes to the consolidated financial statements	15

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2024

(expressed in U.S. dollars)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
Investments at Fair Value (5)
Collateralized Loan Obligation Debt (6)
Structured Finance
United States
Bain Capital Credit CLO 2021-5, Limited	Secured Note - Class E, 11.39% (3M SOFR + 6.76%, due 10/23/2034)	10/28/24	$3,000,000	$2,911,755	$2,947,200	2.77%
Dryden 92 CLO, Ltd.	Secured Note - Class E, 11.28% (3M SOFR + 6.76%, due 11/20/2034)	10/29/24	3,000,000	2,946,489	2,954,700	2.78%
KKR CLO 17 Ltd.	Secured Note - Class E-R, 12.31% (3M SOFR + 7.65%, due 04/15/2034)	10/25/24	3,000,000	2,990,348	3,013,500	2.84%
Tralee CLO VII, Ltd.	Secured Note - Class E, 12.28% (3M SOFR + 7.65%, due 04/25/2034)	06/02/22	550,000	495,252	547,470	0.52%
Total Collateralized Loan Obligation Debt				9,343,844	9,462,870	8.91%

Collateralized Loan Obligation Equity (7) (8)
Structured Finance
United States
AMMC CLO 30, Limited	Subordinated Note (effective yield 16.47%, maturity 01/15/2037)	11/01/24	3,750,000	2,985,375	2,927,018	2.76%
Ares LXII CLO Ltd.	Subordinated Note (effective yield 16.88%, maturity 01/25/2034)	01/18/24	4,750,000	3,111,090	2,806,028	2.64%
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 16.59%, maturity 04/15/2035)	01/26/23	837,500	541,735	526,525	0.50%
Ares LXV CLO Ltd.	Subordinated Note (effective yield 18.20%, maturity 07/25/2034)	04/16/24	1,050,000	711,775	691,556	0.65%
Ares LXIX CLO Ltd.	Income Note (effective yield 24.14%, maturity 04/15/2037) ⁽⁹⁾	01/31/24	4,850,000	3,128,095	3,688,255	3.47%
Ares LXXII CLO Ltd.	Income Note (effective yield 21.06%, maturity 07/15/2036) ⁽⁹⁾	06/21/24	4,050,000	2,808,054	3,160,901	2.98%
Ares Loan Funding IV, Ltd.	Subordinated Note (effective yield 14.51%, maturity 10/15/2036)	04/23/24	4,925,000	3,477,325	3,148,618	2.96%
Bain Capital Credit CLO 2021-2, Limited	Subordinated Note (effective yield 29.58%, maturity 07/16/2034)	08/09/23	4,250,000	2,066,249	2,009,555	1.89%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 13.47%, maturity 01/22/2035)	09/05/23	3,450,000	1,953,849	1,538,507	1.45%
Bardot CLO, Ltd.	Subordinated Note (effective yield 35.81%, maturity 10/22/2032) ⁽⁹⁾	11/22/22	275,000	143,822	121,235	0.11%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 12.80%, maturity 07/15/2034)	09/07/22	600,000	393,059	331,782	0.31%
Barings CLO Ltd. 2022-II	Income Note (effective yield 35.65%, maturity 07/15/2039) ⁽⁹⁾	06/21/22	1,000,000	351,947	554,483	0.52%
Barings CLO Ltd. 2022-IV	Subordinated Note (effective yield 15.39%, maturity 10/20/2037)	10/29/24	3,500,000	3,010,175	2,934,942	2.76%
Barings CLO Ltd. 2024-II	Income Note (effective yield 19.59%, maturity 07/15/2039) ⁽⁹⁾	05/31/24	4,300,000	2,971,900	3,407,631	3.21%
Battalion CLO XXIII Ltd.	Income Note (effective yield 14.50%, maturity 07/15/2036) ⁽⁹⁾	05/19/22	1,225,000	589,152	519,758	0.49%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 28.66%, maturity 07/15/2035) ⁽⁹⁾	07/13/22	550,000	446,582	609,526	0.57%
Belmont Park CLO, Ltd.	Income Note (effective yield 17.15%, maturity 04/15/2037) ⁽⁹⁾	02/21/24	3,450,000	2,300,061	2,291,938	2.16%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 16.86%, maturity 04/20/2034)	05/31/22	750,000	435,934	323,743	0.30%
Carlyle US CLO 2017-2, Ltd.	Subordinated Note (effective yield 19.54%, maturity 07/20/2037)	10/09/24	13,300,000	2,711,913	2,561,743	2.41%
Carlyle US CLO 2021-6 Ltd.	Subordinated Note (effective yield 20.76%, maturity 07/15/2034)	09/06/24	5,000,000	2,257,375	2,207,435	2.08%
Carlyle US CLO 2021-10, Ltd.	Subordinated Note (effective yield 14.69%, maturity 10/20/2034)	08/16/23	2,057,000	1,129,152	1,026,143	0.97%
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 17.28%, maturity 04/20/2035)	08/15/23	3,482,000	2,287,381	2,151,993	2.03%
Carlyle US CLO 2022-4, Ltd.	Subordinated Note (effective yield 15.96%, maturity 07/25/2036)	10/29/24	3,000,000	2,973,750	2,893,229	2.72%
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 07.88%, maturity 10/15/2036) ⁽⁹⁾	07/06/23	1,000,000	713,781	619,722	0.58%
CBAM 2019-9, Ltd.	Subordinated Note (effective yield 16.53%, maturity 07/15/2037)	11/01/24	8,550,000	3,003,188	2,918,805	2.75%
CIFC Funding 2017-I, Ltd.	Subordinated Note (effective yield 16.02%, maturity 04/21/2037)	10/09/24	5,000,000	2,159,609	2,085,939	1.96%
CIFC Funding 2017-III, Ltd.	Subordinated Note (effective yield 15.93%, maturity 07/20/2030)	10/09/24	5,800,000	2,126,512	2,031,644	1.91%
CIFC Funding 2017-V, Ltd.	Subordinated Note (effective yield 16.33%, maturity 07/17/2037)	10/30/24	1,000,000	474,750	457,677	0.43%
CIFC Funding 2019-II Ltd.	Subordinated Note (effective yield 19.02%, maturity 04/17/2030)	09/10/24	4,510,000	3,051,268	3,044,677	2.87%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 17.65%, maturity 01/15/2035)	02/07/23	800,000	551,304	524,568	0.49%
CIFC Funding 2019-VI Ltd.	Subordinated Note (effective yield 15.36%, maturity 01/16/2033)	09/10/24	3,700,000	2,837,164	2,688,440	2.53%
CIFC Funding 2020-II, Ltd.	Income Note (effective yield 17.14%, maturity 10/20/2034)	11/05/24	200,000	140,950	135,196	0.13%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 17.14%, maturity 10/20/2034)	12/14/22	650,000	432,716	434,242	0.41%
CIFC Funding 2022-IV, Ltd.	Subordinated Note (effective yield 16.32%, maturity 07/16/2035)	10/23/23	2,400,000	1,857,651	1,715,984	1.62%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 24.58%, maturity 07/16/2035) ⁽⁹⁾	08/01/22	600,000	427,403	551,133	0.52%
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 16.21%, maturity 10/15/2037) ⁽⁹⁾	09/14/23	4,350,000	3,233,109	3,662,761	3.45%
Clover CLO 2019-1 Ltd.	Subordinated Note (effective yield 16.40%, maturity 04/18/2035)	02/15/24	3,306,800	2,329,802	2,180,368	2.05%
Clover CLO 2021-2, Ltd.	Subordinated Note (effective yield 20.59%, maturity 07/20/2034)	08/09/23	2,150,000	1,390,037	1,430,620	1.35%
Danby Park CLO, Ltd.	Subordinated Note (effective yield 14.44%, maturity 10/21/2035)	10/31/24	2,950,000	2,986,875	2,882,105	2.71%
Dryden 78 CLO Ltd.	Subordinated Note (effective yield 17.71%, maturity 04/17/2033)	07/31/24	5,950,000	2,909,807	2,696,310	2.54%
Dryden 94 CLO, Ltd.	Income Note (effective yield 10.12%, maturity 07/15/2037) ⁽⁹⁾	04/28/22	4,775,000	2,800,503	2,090,568	1.97%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 14.94%, maturity 04/20/2035)	02/15/23	2,550,000	1,633,175	1,305,881	1.23%
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 19.12%, maturity 10/15/2037) ⁽⁹⁾	08/08/23	2,435,000	1,544,999	1,555,558	1.46%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 18.30%, maturity 01/15/2035) ⁽⁹⁾	09/16/22	800,000	509,286	492,632	0.46%
Elmwood CLO 14 Ltd.	Subordinated Note (effective yield 15.25%, maturity 04/20/2035)	06/06/23	1,000,000	666,807	680,859	0.64%
Elmwood CLO 17 Ltd.	Subordinated Note (effective yield 19.95%, maturity 07/17/2035)	04/25/23	650,000	451,436	567,627	0.53%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 10.83%, maturity 10/20/2036)	10/26/23	2,900,000	1,790,015	1,673,898	1.58%
Generate CLO 3 Ltd.	Subordinated Note (effective yield 09.99%, maturity 10/20/2036)	04/23/24	5,874,000	3,298,595	2,462,604	2.32%
Generate CLO 4 Ltd.	Subordinated Note (effective yield 15.81%, maturity 04/20/2032)	09/24/24	1,125,000	841,168	762,513	0.72%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 19.35%, maturity 10/20/2034)	05/31/22	600,000	419,252	398,951	0.38%
Invesco CLO 2022-2, Ltd.	Subordinated Note (effective yield 19.99%, maturity 07/20/2035)	08/14/24	1,550,000	902,369	881,775	0.83%
Invesco CLO 2022-2, Ltd.	Class Y Note (effective yield 19.99%, maturity 07/20/2035)	08/14/24	120,000	22,878	27,960	0.03%
Invesco CLO 2022-3, Ltd.	Subordinated Note (effective yield 19.01%, maturity 10/22/2037)	10/29/24	3,850,000	3,007,813	2,920,503	2.75%
Invesco CLO 2022-3, Ltd.	Class Y Note (effective yield 19.01%, maturity 10/22/2037)	10/29/24	385,000	39	181,836	0.17%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 25.57%, maturity 01/21/2035)	04/27/23	925,000	519,651	531,236	0.50%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 16.81%, maturity 04/25/2048)	09/27/22	1,162,000	648,268	679,525	0.64%
Madison Park Funding LII, Ltd.	Subordinated Note (effective yield 10.64%, maturity 01/22/2035)	03/13/24	4,200,000	2,754,117	2,213,459	2.08%
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 09.09%, maturity 07/17/2036)	07/27/23	1,300,000	947,080	840,732	0.79%
Morgan Stanley Eaton Vance CLO 2023-20, Ltd.	Subordinated Note (effective yield 13.42%, maturity 01/20/2037)	05/08/24	3,780,000	2,877,484	2,724,028	2.56%
OCP CLO 2019-17, Ltd.	Preferred Share (effective yield 14.52%, maturity 07/20/2037)	09/03/24	4,940,000	2,976,350	2,869,642	2.70%
OCP CLO 2020-20, Ltd.	Subordinated Note (effective yield 13.67%, maturity 04/18/2037)	04/25/24	2,000,000	1,511,929	1,399,778	1.32%
OCP CLO 2021-22, Ltd.	Subordinated Note (effective yield 14.23%, maturity 12/02/2034)	05/08/24	3,425,000	2,392,290	2,266,195	2.13%
OCP CLO 2022-24, Ltd.	Subordinated Note (effective yield 14.03%, maturity 10/20/2037)	10/29/24	4,000,000	2,999,000	2,891,459	2.72%
OCP CLO 2023-30, Ltd.	Subordinated Note (effective yield 10.46%, maturity 01/24/2037)	05/10/24	4,425,000	3,421,117	3,165,539	2.98%
Octagon Investment Partners 38, Ltd.	Subordinated Note (effective yield 19.93%, maturity 07/20/2030)	10/29/24	13,965,030	2,967,569	3,117,687	2.93%
Octagon Investment Partners 45, Ltd.	Subordinated Note (effective yield 15.45%, maturity 04/15/2035)	07/27/23	1,600,000	872,712	692,874	0.65%
Octagon 58, Ltd.	Income Note (effective yield 16.06%, maturity 07/15/2037) ⁽⁹⁾	04/21/22	3,000,000	1,947,310	1,715,865	1.62%
Park Blue CLO 2024-V, Ltd.	Subordinated Note (effective yield 18.41%, maturity 07/25/2037)	10/09/24	3,750,000	3,001,875	2,957,777	2.78%
Point Au Roche Park CLO, Ltd.	Subordinated Note (effective yield 22.08%, maturity 07/20/2034)	08/07/23	2,275,000	1,385,992	1,331,504	1.25%
Regatta XII Funding Ltd.	Subordinated Note (effective yield 35.75%, maturity 10/15/2032)	12/12/24	3,550,000	2,094,500	2,079,164	1.96%
Regatta XII Funding Ltd.	Class R1A Note (effective yield 35.75%, maturity 10/15/2037)	12/12/24	6,636,950	16,978	23,362	0.02%
Regatta XII Funding Ltd.	Class R2 Note (effective yield 35.75%, maturity 10/15/2037)	12/12/24	6,636,950	152,804	210,260	0.20%
Regatta XVII Funding Ltd.	Subordinated Note (effective yield 16.44%, maturity 10/15/2037)	11/19/24	3,722,500	2,997,943	2,962,409	2.79%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 14.40%, maturity 10/20/2034)	06/10/22	650,000	428,098	436,859	0.41%
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 26.75%, maturity 07/20/2035)	06/20/23	1,000,000	635,063	789,263	0.74%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 20.85%, maturity 01/20/2035)	12/27/24	700,000	414,442	425,049	0.40%
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 40.61%, maturity 07/20/2037) ⁽⁹⁾	07/27/23	1,400,000	605,240	1,003,213	0.94%
RR 23 Ltd.	Subordinated Note (effective yield 12.41%, maturity 10/15/2035)	10/12/23	3,250,000	1,866,949	2,000,390	1.88%
RR 28 Ltd.	Subordinated Note (effective yield 14.08%, maturity 04/15/2120)	10/31/24	6,450,000	3,008,925	2,964,715	2.79%
Shackleton 2019-XIV CLO, Ltd.	Subordinated Note (effective yield 17.01%, maturity 07/20/2034)	01/24/24	3,800,000	2,752,635	2,420,440	2.28%
Venture 45 CLO, Ltd.	Subordinated Note (effective yield 23.61%, maturity 07/20/2035)	09/19/22	1,275,000	664,036	419,278	0.39%
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 15.43%, maturity 07/20/2035)	08/15/23	3,118,610	1,955,461	1,464,205	1.38%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 08.20%, maturity 07/20/2035) ⁽⁹⁾	06/03/22	600,000	386,495	208,355	0.20%
Total Collateralized Loan Obligation Equity				140,502,324	135,300,162	127.34%

See accompanying notes to the consolidated financial statements	16

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2024

(expressed in U.S. dollars)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets

Loan Accumulation Facilities (10) (8)
Structured Finance
United States
Steamboat XLVIII Ltd.	Loan Accumulation Facility	04/08/24	1,911,000	1,911,000	1,932,161	1.82%
Steamboat XLIX Ltd.	Loan Accumulation Facility	06/03/24	2,517,500	2,517,500	2,515,087	2.37%
Steamboat LI Ltd.	Loan Accumulation Facility	09/27/24	2,137,500	2,137,500	2,137,852	2.01%
Steamboat LII Ltd.	Loan Accumulation Facility	10/09/24	2,000,000	2,000,000	2,002,137	1.88%
Total Loan Accumulation Facilities				8,566,000	8,587,237	8.08%

Total investments at fair value as of December 31, 2024				$158,412,168	$153,350,269	144.33%

Net assets above (below) fair value of investments					(47,113,953)

Net Assets as of December 31, 2024					$106,236,316

(1) The Fund is not affiliated with, nor does it “control” (as such term is defined in the Investment Fund Act of 1940, as amended (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to “control” an issuer if it owned 25% or more of its voting securities.

(2) All securities exempt from registration under the Securities Act of 1933, as amended, and are deemed to be “restricted securities”.

(3) Acquisition date represents the initial purchase date of investment.

(4) Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.

(5) Country represents the principal country of risk where the investment has exposure.

(6) Variable rate investment.  Interest rate shown reflects the rate in effect at the reporting date.  Investment description includes the reference rate and spread.

(7) CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses.  The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment.  It is the Fund’s policy to update the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter.  The effective yield and investment cost may ultimately not be realized. As of December 31, 2024, the Fund’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.92%.

(8) Classified as Level III investments.

(9) Fair value includes the Fund’s interest in fee rebates on CLO subordinated and income notes.

(10) Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Reference Key:
SOFR	Secured Overnight Financing Rate

See accompanying notes to the consolidated financial statements	17

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Statement of Operations

For the year ended December 31, 2024

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$14,308,731
Other income	336,677
Total Investment Income	14,645,408

EXPENSES
Incentive fee	2,024,367
Management fee	1,617,248
Interest expense	1,133,581
Amortization of deferred offering costs attributed to common shares	988,442
Professional fees	617,556
Administration fees	476,617
Transfer agent fees	288,948
Trustees’ fees	106,500
Tax Expense	57,271
Other expenses	225,853
Total Expenses	7,536,383

NET INVESTMENT INCOME	7,109,025

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	109,152
Net change in unrealized appreciation (depreciation) on investments	(4,918,729)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,809,577)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,299,448

See accompanying notes to the consolidated financial statements	18

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

	For the	For the
	year ended	year ended
	December 31, 2024	December 31, 2023
Net Increase (decrease) in net assets resulting from operations:
Net investment income	$7,109,025	$3,691,383
Net realized gain (loss) on investments	109,152	130,199
Net change in unrealized appreciation (depreciation) on investments	(4,918,729)	(91,023)
Total net increase (decrease) in net assets resulting from operations	2,299,448	3,730,559

Distributions to shareholders:
Total earnings distributions declared	(7,865,585)	(2,401,908)
Distributions from tax return of capital	-	-
Total distributions to shareholders	(7,865,585)	(2,401,908)

Capital share transactions:
Proceeds from shares sold	63,197,675	32,544,606
Reinvestment of distributions resulting in the issuance of shares	2,881,994	1,360,921
Repurchase of shares	(3,424,426)	(60,866)
Total increase (decrease) in net assets from capital transactions	62,655,243	33,844,661

Total increase (decrease) in net assets	57,089,106	35,173,312
Net assets at beginning of period	49,147,210	13,973,898
Net assets at end of period	$106,236,316	$49,147,210

Capital share activity:
Shares sold	6,286,312	3,271,466
Shares sold pursuant to the Fund’s distribution reinvestment plan	300,404	136,251
Repurchase of shares	(344,318)	(5,961)
Total increase (decrease) in capital share activity	6,242,398	3,401,756

See accompanying notes to the consolidated financial statements	19

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Statement of Cash Flows

For the year ended December 31, 2024

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$2,299,448
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investments	(125,016,732)
Proceeds from sales of investments and repayments of principal (1)	8,245,366
Net realized (gain) loss on investments	(109,152)
Net change in unrealized (appreciation) depreciation on investments	4,918,729
Amortization of deferred financing costs	191,713
Amortization of deferred offering costs attributed to common shares	988,442
Amortization (accretion) of premiums or discounts on CLO debt securities	(8,412)
Change in assets and liabilities:
Interest receivable	(3,263,374)
Prepaid expenses	6,029
Incentive fee payable	649,585
Management fee payable	669,767
Interest payable	338,864
Professional fees payable	160,949
Administration fees payable	39,916
Transfer agent fees payable	8,063
Other expenses payable	122,293
Net cash provided by (used in) operating activities	(109,758,506)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under credit facility	36,700,000
Repayments under credit facility	(17,200,000)
Proceeds from issuance of 8.125% Series A Term Preferred Shares due 2029	35,000,000
Deferred financing costs	(1,973,767)
Distributions to shareholders, net of reinvestment	(4,983,591)
Proceeds from shares sold	62,268,580
Repurchase of shares	(3,424,426)
Deferred offering costs attributed to common shares	(1,227,252)
Net cash provided by (used in) financing activities	105,159,544

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,598,962)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	5,942,067

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,343,105

Supplemental disclosures:
Cash paid for interest expense	$603,004
Cash paid for excise tax	$50,000

(1)	Proceeds from sales or maturity of investments includes $6,718,611 of return of capital on CLO equity investments from recurring cash flows.

See accompanying notes to the consolidated financial statements	20

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

1.	ORGANIZATION

Eagle Point Institutional Income Fund (the “Fund”) was formed as a Delaware statutory trust on October 22, 2021, and is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Fund’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Fund may receive fee rebates from the CLO issuer. The CLO securities in which the Fund primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.

The Fund commenced operations on June 1, 2022 and is offering its common shares of beneficial interest (“Shares”) on a continuous basis at the applicable period end net asset value (“NAV”) per share plus any applicable sales loads.

The Fund intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Fund and manages the investments of the Fund subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Fund (the “Administrator”).

The consolidated financial statements include the accounts of the Fund and its wholly-owned subsidiaries: EPIIF Sub (Cayman) Ltd. (“Sub I”) and EPIIF Sub II (Cayman) Ltd. (“Sub II”), each a Cayman Islands exempted company. All intercompany accounts and transactions have been eliminated upon consolidation. As of December 31, 2024, Sub I and Sub II represented 0.42% and 2.00% of the Fund’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Operating Segments

The Fund has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Fund is comprised of the Chief Executive Officer and the Chief Financial Officer. Key financial information in the form of the Fund’s portfolio composition, total return, changes in net assets and expense ratios which are used by the CODM to assess the Fund’s performance and to

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

make operational decisions for the Fund’s single segment, is consistent with the presentation within the Fund’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the Consolidated Statement of Operations.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments.

The Fund accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Fund. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date.

See Note 3 “Investments” for further discussion relating to the Fund’s investments.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. The Fund applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Fund does not believe it will ultimately be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed. The Fund had no investments with PIK interest as of December 31, 2024.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Fund’s policy to update the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from LAFs recorded for the year ended December 31, 2024 was $0.3 million.

Other Income

Other income includes the Fund’s share of income under the terms of fee rebate agreements.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

Interest Expense

Interest expense includes the Fund’s distributions associated with its 8.125% Series A Term Preferred Shares due 2029 (the “Preferred Shares”) and amounts due under the Revolving Credit Facility (as defined below) in relation to outstanding borrowings and unused commitment fees.

The following table summarizes the components of interest expense for the year ended December 31, 2024:

	Preferred Shares	Revolving Credit Facility	Total
Distributions declared and paid	$0.6	$-	$0.6

Interest expense on credit facility	-	0.3	0.3

Amortization of deferred financing costs	0.1	0.1	0.2

Total interest expense	$0.7	$0.4	$1.1

Amounts in millions.

The Fund’s Preferred Shares had no interest payable outstanding as of December 31, 2024.

Please refer to Note 8 “Revolving Credit Facility” and Note 9 “Preferred Shares” for further discussion relating to the interest expense due under the Revolving Credit Facility and the Preferred Shares issuances, respectively.

Securities Transactions

The Fund records the purchase and sale of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Fund has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. As of December 31, 2024, the Fund held $1.3 million in UMB IB Money Market II. The position is classified as Level I in the fair value hierarchy.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and state registration fees. Insurance premiums are amortized over the term of the current policy. State registration fees are amortized over twelve months from the time of payment.

Offering Costs Attributed to Common Shares

Offering costs of the Fund are capitalized and amortized to expense over the twelve month period following such capitalization on a straight line basis. Since inception of the Fund, a portion of the offering costs incurred by the Fund have been paid for by the Adviser, for which the Adviser has not yet sought reimbursement. See Note 4 “Related Party Transactions” for further discussion of the Fund’s offering costs.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

Organization Costs

Organizational costs of the Fund are expensed as incurred. Since inception, organizational costs incurred by the Fund have been paid for by the Adviser, for which the Adviser has not yet sought reimbursement. See Note 4 “Related Party Transactions” for further discussion of the Fund’s organizational costs.

Deferred Financing Costs

Deferred financing costs on liabilities consist of fees and expenses incurred in connection with the issuance of the Preferred Shares and the Revolving Credit Facility. The deferred financing costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Preferred Shares and Revolving Credit Facility. Amortization of deferred financing costs is reflected in interest expense on the Preferred Shares and interest expense on the Revolving Credit Facility in the Consolidated Statement of Operations.

Federal and Other Taxes

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required.

The Fund has adopted November 30th as its fiscal tax year end. The Fund intends to file U.S. federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Fund’s tax return filings generally remains open for three years. The Fund has analyzed its tax positions for the year ended December 31, 2024, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s consolidated financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, characteristics of distributions may differ for financial reporting and tax purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected under “aggregate distributable earnings (loss)” in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from the Fund’s investments that are classified for tax purposes as partnerships and passive foreign investment companies.

For the year ended December 31, 2024, $1,150,353 was reclassified from aggregate distributable earnings (losses) to paid-in capital reported on the Consolidated Statement of Assets and Liabilities. This amount represents the net of $1,093,082 of nondeductible offering costs and $57,271 of nondeductible U.S. federal excise taxes incurred in relation to the 2023 excise tax year. The reclassification of distribution characteristics has no effect on the Fund’s total net assets or net asset value per share of the Fund’s common shares.

For the tax year ended November 30, 2024, the estimated components of distributable earnings (accumulated loss) reported on the Consolidated Statement of Assets and Liabilities on a tax basis were as follows:

Undistributed ordinary income	$2,009,582
Distributable accumulated capital losses (carry forward)	75,172
Unrealized appreciation (depreciation) on investments	(121,556)

As of the tax period ended November 30, 2024, the Fund has $72,757 of short-term capital losses and $2,415 of long-term capital losses which are available to carry forward to the next year without expiration.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

The following table summarizes the tax character of distributions to common and preferred shareholders for the respective tax years. Tax information for the tax year ended November 30, 2024 is estimated and is not considered final until the Fund files its tax return.

Tax Year	Ordinary Dividend	Return of Capital
2024	$7,672,891	$-
2023	$2,132,810	$-
2022	$-	$480,820

For the year ended December 31, 2024, the estimated components of distributable earnings (accumulated loss) reported on the Consolidated Statement of Assets and Liabilities on a tax basis were as follows:

Undistributed ordinary income	$2,009,582
Distributable accumulated capital losses (carry forward)	75,172
Unrealized appreciation (depreciation) on investments	(121,556)
Other Timing Differences*	(4,119,798)
Total	$(2,306,944)

*Other timing differences include book/tax differences in the Fund’s CLO equity and partnership investments as well as timing differences caused by the difference between book and tax year end.

As of December 31, 2024, net unrealized appreciation (depreciation) of the Fund’s investments on a tax basis was as follows:

Cost for federal income tax purposes	$153,471,824

Gross unrealized appreciation	$5,669,633
Gross unrealized depreciation	(5,791,189)
Net unrealized appreciation	$(121,556)

Depending on the level of taxable income earned in a tax year, the Fund is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year taxable income into the next tax year and pay a nondeductible 4% U.S federal excise tax on such taxable income, as required.

The Fund has not accrued U.S. federal excise tax related to the 2024 tax year. The Fund may record an excise tax on undistributable taxable income when the Fund determines its final taxable income and files its final tax return.

During the year ended December 31, 2024, the Fund incurred $57,271 of excise tax related to the 2023 tax year.

Distributions

The composition of distributions paid to common shareholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common shareholders are recorded as a liability on ex-dividend date. If a common shareholder opts-in to the Fund’s distribution reinvestment plan (the “DRIP”), distributions are automatically reinvested in full common

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

shares of the Fund as of the payment date, pursuant to the DRIP. The Fund’s common shareholders who choose not to participate in the DRIP generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Fund, the Fund may make periodic special distributions representing the excess of the Fund’s net taxable income over the Fund’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to common shareholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Fund for U.S. federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Fund.

For the year ended December 31, 2024, the Fund declared distributions to common shareholders of $7.9 million or $0.981 per common share.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2024:

Fair Value Measurement (in millions)

Investments at Fair Value	Level I	Level II	Level III	Total
CLO Debt	$-	$9.5	$-	$9.5
CLO Equity	-	-	135.3	135.3
Loan Accumulation Facilities	-	-	8.6	8.6
Total Investments at Fair Value	$-	$9.5	$143.9	$153.4

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of December 31, 2024:

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average (1)

CLO Equity	$107.1	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 4.45%
			Annual Prepayment Rate (3)	25.00%
			Reinvestment Spread	3.19% - 3.81% / 3.39%
			Reinvestment Price	99.50%
			Recovery Rate	68.92% - 70.00% / 69.73%
			Expected Yield (4)	8.83% - 51.71% / 16.90%

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

(4) Represents yield based on fair value and projected future cash flow.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Fund’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Valuation of Investments”. The table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

relate to the Fund’s fair value measurements as of December 31, 2024. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Certain of the Fund’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, recent transactions and data reported by trustees. As a result, investments with a fair value of $36.8 million have been excluded from the preceding table.

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the year ended December 31, 2024:

	CLO Equity		Loan Accumulation Facilities

Balance as of January 1, 2024	$39.8		$-

Purchases of investments	107.0		8.6

Proceeds from sales, maturity of investments or return of capital	(6.7	)(1)	-

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(4.8)		0.0

Balance as of December 31, 2024(2)	$135.3		$8.6

Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2024	$(5.0)		$-

Amounts in millions.

(1) Includes $6.7 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

(2) There were no transfers into or out of level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments account in the Consolidated Statement of Operations, if applicable. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments account in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser, the majority of which are not members of the Fund’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.

Valuation of CLO Equity

The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates,

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Fund’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Fund’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Fund holds as of the reporting date.

Valuation of CLO Debt

The Fund’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Fund’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e., exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Fund’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Fund’s investment (i.e., the principal amount invested), (B) the Fund’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Fund’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

Investment Risk Factors

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Company as CLO equity investor. In addition, there is a risk that majority lenders to an underlying loan held by a CLO could amend or otherwise modify the loan to the detriment of the CLO (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s investment and, ultimately, the Company. In addition, CLO and structured finance securities also present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Subordinated Securities Risk

CLO equity and junior debt securities that the Fund may acquire are subordinate to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the debt and equity of a CLO at inception exceeds the CLO’s total assets. The Fund will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Fund is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Fund acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Fund invests are subject to a higher degree of risk of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s income, NAV and/or market price would be adversely impacted. Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

Key Personnel Risk

The Adviser manages our investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Fund’s investment adviser.

Conflicts of Interest Risk

The Fund’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Fund invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Fund invests are subject to prepayment risk. If the Fund or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Fund’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Fund invests. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.

Incentive Fee Risk

The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.

Fair Valuation of the Fund’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Fund may invest. The Adviser values these securities at least monthly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Fund can offer no assurances that sufficient investment opportunities for the Fund’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While the Fund cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Non-Diversification Risk

The Fund is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors,

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund, or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Synthetic Investments Risk

The Fund may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Fund generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Loan Accumulation Facilities Risk

The Fund may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund primarily to credit and/or mark-to-market losses, and other risks.

Currency Risk

Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Fund’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Fund’s assets and the market value of the Fund’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Fund’s investments may be significantly affected by changes in interest rates, including increases and decreases in interest rates caused by governmental actions and/or other factors. Although senior

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

secured loans are generally floating rate instruments, the Fund’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Fund as a CLO equity holder (as well as the cash flow the Fund receives on the Fund’s CLO debt investments and other floating rate investments). Further, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Fund’s cash flow, fair value of the Fund’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant reference rate will increase the financing costs of CLOs.

Refinancing Risk

If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s common shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s common shareholders, and the amount of income available for payment of the Fund’s other liabilities.

Derivatives Risk

Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the issuers in which the Fund invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy common shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Fund,

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

the Fund’s underlying obligors, the collateral managers of the CLOs in which the Fund invests (or managers of other securitized or pooled vehicles in which the Fund invests), or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Fund).

Illiquid Shares Risk

The Fund’s common shares are not publicly traded and the Fund does not expect a secondary market in the common shares to develop in the foreseeable future, if ever. To provide common shareholders with limited liquidity, the Fund intends to offer to repurchase common shares from common shareholders in each quarter in an amount up to 5% of the Fund’s NAV, calculated as of the prior calendar quarter end. The Board has complete discretion to determine whether the Fund will engage in any common share repurchase, and if so, the terms of such repurchase. An investment in the Fund is not suitable for investors that require short-term liquidity.

4.	RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Effective February 11, 2022, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Fund will pay the Adviser a management fee and an incentive fee for its services.

Management fee

The management fee is calculated monthly and payable quarterly in arrears at an annual rate of 1.75% of the Fund’s “Managed Assets”, provided, that, if the Fund calculates its NAV more frequently than monthly, the management fee shall be calculated on the same frequency as the NAV is calculated. Managed Assets are defined as the Fund’s total assets (including assets attributable to the Fund’s use of leverage) minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Fund was charged a management fee of $1.6 million for the year ended December 31, 2024, and has a payable balance of $1.2 million as of December 31, 2024. The payable balance includes $0.6 million in management fees charged to the Fund for the period from June 1, 2022 (commencement of operations) to December 31, 2023.

Incentive fee

The incentive fee is payable quarterly, in arrears, on the pre-incentive fee net investment income (“PNII”) for the immediately preceding quarter. For this purpose, PNII means (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus (b) the Fund’s operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) to the Administrator, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred shares, but excluding organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under the ELA (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. PNII does not include any realized or unrealized capital gains or losses.

PNII, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Fund pays the Adviser an incentive fee with respect to the Fund’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Fund’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Fund’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Fund’s PNII, if any, exceeding 2.50% in any calendar quarter. The Fund incurred incentive fees of $2.0 million for the year ended December 31, 2024, and has a payable balance of $1.7

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

million as of December 31, 2024. The payable balance includes $1.1 million in incentive fees charged to the Fund for the period from June 1, 2022 (commencement of operations) to December 31, 2023.

Administration Agreement

Effective February 11, 2022, the Fund entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Fund’s required administrative services, which include being responsible for the financial records which the Fund is required to maintain and preparing reports which are disseminated to the Fund’s shareholders. In addition, the Administrator provides the Fund with accounting services, assists the Fund in determining and publishing its NAV, oversees the preparation and filing of the Fund’s tax returns, monitors the Fund’s compliance with tax laws and regulations, and prepares and assists the Fund with any audit of the financial statements by an independent public accounting firm. The Administrator is also responsible for managing the printing and disseminating reports to the Fund’s shareholders and maintaining the Fund’s website, providing support to investor relations, generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others, and providing such other administrative services as the Fund may designate from time to time.

Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief compliance officer, chief financial officer, chief operating officer and the Fund’s allocable portion of the compensation of any related support staff. The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund relative to other matters. To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator. For the period from June 1, 2022 (commencement of operations) to March 31, 2024, certain accounting and other administrative services had been delegated by the Administrator to UMB Fund Services, Inc. (“UMB”). Commencing April 1, 2024, the Fund transferred delegation of these services to ALPS Fund Services, Inc. (“SS&C ALPS”, collectively with UMB, the “Sub Administrators”). The Administration Agreement may be terminated by the Fund without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Fund. The Administration Agreement is approved by the Board on an annual basis.

For the year ended December 31, 2024, the Fund was charged a total of $0.5 million in administration fees consisting of $0.4 million and $0.1 million, relating to services provided by the Administrator and Sub Administrators, respectively, which are included in the Consolidated Statement of Operations and, of which $0.1 million was payable as of December 31, 2024.

Expense Limitation and Reimbursement Agreement

On February 11, 2022, the Fund and the Adviser entered into an expense limitation and reimbursement agreement, which was amended and restated on February 13, 2024 and July 30, 2024 (the “ELA”). Pursuant to the ELA, the Adviser may provide expense support by paying, directly or indirectly, the Fund’s operating expenses or waive fees due by the Fund to the Adviser or affiliates of the Adviser to the extent deems appropriate in the effort to limit expenses borne by the Fund. Expense support payments or fee waivers made by the Adviser may be subject to reimbursement from the Fund for up to three years after such expense support payment or waiver was made. Reimbursement to the Adviser must be approved by the Board prior to recoupment by the Adviser. The Adviser did not provide expense support for the year ended December 31, 2024.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

The following amounts are subject to reimbursement by the Adviser by the following dates:

Period Ended	Expense Support Payments Due From Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Expense Support	Eligible to be Paid Through
June 30, 2022	$14,094	$-	$14,094	June 30, 2025
September 30, 2022	53,891	-	53,891	September 30, 2025
December 31, 2022	172,748	-	172,748	December 31, 2025
March 31, 2023	181,991	-	181,991	March 31, 2026
June 30, 2023	205,617	-	205,617	June 30, 2026
September 30, 2023	413,782	-	413,782	September 30, 2026
December 31, 2023	623,430	-	623,430	December 31, 2026
Total	$1,665,553	$-	$1,665,553

Organizational and Offering Expense Support and Reimbursement Agreement

On February 11, 2022, the Fund and the Adviser entered into an organizational and offering (“O&O”) expense support and reimbursement agreement, which was amended and restated on February 13, 2024 (“O&O Agreement”). Pursuant to the O&O Agreement, the Fund may pay O&O expenses up to a limit of 1.50% of gross proceeds raised in the Fund’s offering of its shares. As of December 31, 2023, the Fund had $0.3 million in O&O expenses capitalized as a deferred asset in the Consolidated Statement of Assets and Liabilities. For the year ended December 31, 2024, the Fund incurred and capitalized additional offering expenses of $1.2 million, and amortized to expense on the Consolidated Statement of Operations $1.0 million of capitalized offering expenses. In addition to offering expenses incurred by the Fund, the Adviser, on behalf of the Fund, paid O&O costs of approximately $2.3 million for the period from the Fund’s formation on October 22, 2021 to December 31, 2024. O&O expenses paid by the Adviser are subject to reimbursement by the Fund up to three years after the date on which such O&O expenses were paid on the Fund’s behalf. Reimbursement must be approved by the Board. As of December 31, 2024, the Adviser has not sought reimbursement for any O&O expenses it incurred.

The following amounts may be subject to reimbursement by the Adviser by the following dates:

	O&O expenses paid by Adviser	Unreimbursed O&O expenses	Eligible to be paid through quarter ended
	$35,093	$35,093	December 31, 2024
	560,093	560,093	March 31, 2025
	351,412	351,412	June 30, 2025
	150,629	150,629	September 30, 2025
	227,336	227,336	December 31, 2025
	126,179	126,179	March 31, 2026
	324,003	324,003	June 30, 2026
	116,004	116,004	September 30, 2026
	249,796	249,796	December 31, 2026
	44,753	44,753	March 31, 2027
	57,740	57,740	June 30, 2027
	62,542	62,542	September 30, 2027
	243	243	December 31, 2027
Total	$2,305,823	$2,305,823

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

Exemptive Relief

On March 17, 2015, the SEC granted exemptive relief to the Adviser and its affiliates which permits the Fund to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or its affiliates, subject to certain conditions.

Affiliated Ownership

As of December 31, 2024, the Adviser and senior investment team held an aggregate of 13.52% of the Fund’s common shares.

Dealer Manager

On March 1, 2024, the Fund entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Fund’s common shares on a best-efforts basis, subject to various conditions. Common shares are offered for sale through the Dealer Manager at NAV plus any applicable sales load. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of receipt of a dealer manager fee.

Common shareholders purchasing the Fund’s common shares may pay a sales load of up to 6.75% of the investment amount. The 6.75% sales load is comprised of up to 6.0% selling commission and up to 0.75% dealer manager fee. For the year ended December 31, 2024, the total amount of sales loads earned by the Dealer Manager was $2.5 million. The Dealer Manager may reallow a portion or all of the earned selling commissions and/or the dealer manager fees to participating broker-dealers and/or financial advisors for selling shares to their customers.

In addition, the Fund may reimburse the Adviser and its affiliates (including the Dealer Manager) for compensation of employees engaged in registering and marketing the Fund’s common shares, which includes development of the Fund’s marketing materials and marketing presentations, training and education, and general coordination of the marketing process for the Fund. For the period from March 1, 2024, the date the Fund entered into the Dealer Manager Agreement, to December 31, 2024, the Fund has reimbursed the Dealer Manager $0.2 million for such expenses, which is included in deferred offering costs attributed to common shares in the Consolidated Statement of Assets and Liabilities.

5.	SHAREHOLDERS’ EQUITY

The Fund offers its common shares on a continuous basis at the applicable period end NAV per share plus any applicable sales load. The Fund is authorized to issue an unlimited number of common shares.

For the year ended December 31, 2024, the Fund sold 6,286,312 common shares for total net proceeds to the Fund of $63.2 million.

For the year ended December 31, 2024, the Fund issued 300,404 common shares pursuant to the Fund’s distribution reinvestment plan for total net proceeds to the Fund of $2.9 million.

As of December 31, 2024, the Fund had 11,045,767 common shares issued and outstanding.

Repurchases of Common Shares by the Fund

Subject to the Board’s discretion, the Fund conducts quarterly tender offers in accordance with the Fund’s common share repurchase program in an amount up to 5% of the Fund’s NAV. The Fund may extend multiple offers to repurchase common shares in a quarter in an aggregate amount of 5% of the Fund’s NAV.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

The following table summarizes the number of common shares that were repurchased by the Fund for the year ended December 31, 2024:

Commencement Date	Valuation Date	Repurchase Price per Share	Shares Repurchased	Total Paid for Repurchased Shares (in millions)
November 30, 2023	December 29, 2023	$10.23	13,527	$0.1
February 29, 2024	March 28, 2024	10.29	26,244	0.3
May 31, 2024	June 28, 2024	9.97	184,915	1.8
August 30, 2024	September 30, 2024	9.80	119,632	1.2
			344,318	$3.4

6.	COMMITMENTS AND CONTINGENCIES

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2024, the Fund has received support from the Adviser pursuant to the O&O Agreement and ELA which may be subject to reimbursement in the future. See Note 4 “Related Party Transactions” for further details. The Fund had no other unfunded commitments as of December 31, 2024.

7.	INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.

8.	REVOLVING CREDIT FACILITY

On June 28, 2024 the Fund entered into a credit agreement with BNP Paribas, as lender, that established a revolving credit facility (the “Revolving Credit Facility”). Pursuant to the terms of the Revolving Credit Facility, the Fund can borrow up to an aggregate principal balance of $25.0 million (the “Commitment Amount”). The Revolving Credit facility is collateralized by certain investments held by the Fund. The Fund has granted a security interest in certain assets to BNP Paribas, as lender. Such borrowings under the Revolving Credit Facility bear interest at Term SOFR plus a spread under the credit agreement. The Fund is required to pay a commitment fee on the unused amount.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of June 28, 2025. The Fund has the option to extend the maturity from time to time in accordance with the Revolving Credit Facility agreement.

For the year ended December 31, 2024, the Fund had an average outstanding borrowing and average interest rate of approximately $7.2 million and 7.03%, respectively. The interest expense for the year ended December 31, 2024 on the Revolving Credit Facility was approximately $0.4 million, inclusive of the unused fee, and is recorded on the Consolidated Statement of Operations. As of December 31, 2024, the Fund had an outstanding borrowing amount of $19.5 million.

See Note 10 “Asset Coverage” for further discussion on the Fund’s calculation of asset coverage with respect to the Revolving Credit Facility.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

9.	MANDATORILY REDEEMABLE PREFERRED SHARES

As of December 31, 2024, there were 1,426,000 Preferred Shares authorized, par value $0.001 per share, of which 1,400,000 Preferred Shares were issued and outstanding.

On October 17, 2024, the Fund closed an underwritten public offering of 1,240,000 of the Preferred Shares, resulting in net proceeds to the Fund of $29.3 million after payment of underwriting discounts and commissions of $1.0 million and offering expenses of $0.7 million.

Subsequently, on October 22, 2024, the underwriters purchased an additional 160,000 of its Preferred Shares pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Fund of $3.9 million after payment of underwriting discounts and commissions of $0.1 million.

The Fund is required to redeem all outstanding Preferred Shares on October 31, 2029 at a redemption price of $25 per share, plus accrued but unpaid dividends, if any. At any time on or after October 19, 2026, the Fund may, at its sole option, redeem the outstanding Preferred Shares in whole or in part from time to time.

The Fund has accounted for its Preferred Shares as a liability under ASC Topic 480 – Distinguishing Liabilities from Equity (“ASC 480”), due to their mandatory redemption requirements.

The Fund may in the future engage a broker-dealer to repurchase opportunistically, on the Fund’s behalf, shares of the Preferred Shares through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the Fund’s liquidity and other factors. Depending on market conditions, the amount of Preferred Shares repurchases may be material and may continue through year-end 2025; however, the Fund may reduce or extend this time frame in its discretion and without notice. Any Preferred Shares repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Shares would reduce the Fund’s outstanding leverage. The Fund did not repurchase Preferred Shares for the year ended December 31, 2024.

Except where otherwise stated in the 1940 Act or the Fund’s declaration of trust, each holder of Preferred Shares will be entitled to one vote for each Preferred Share held on each matter submitted to a vote of the Fund’s shareholders. The Fund’s preferred shareholders and common shareholders will vote together as a single class on all matters submitted to the Fund’s shareholders. Additionally, the Fund’s preferred shareholders will have the right to elect two Preferred Trustees at all times, while the Fund’s preferred shareholders and common shareholders, voting together as a single class, will elect the remaining members of the Board.

10.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements.

With respect to senior securities that are shares, such as the Preferred Shares, the Fund is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are shares and calculated as the ratio of the Fund’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are shares.

With respect to senior securities representing indebtedness, such as any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

If the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund would be prohibited under the 1940 Act from incurring additional debt or issuing additional Preferred Shares and from declaring certain distributions to its shareholders. In addition, the terms of the Preferred Shares require the Fund to redeem Preferred Shares if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Fund’s asset coverage with respect to its Preferred Shares and Revolving Credit Facility as of December 31, 2024:

Total assets	$162,913,657
Less liabilities and indebtedness not represented by senior securities	(3,959,395)
Net total assets and liabilities	$158,954,262

Preferred Shares (3)	$35,000,000
Revolving Credit Facility (3)	19,500,000
Total senior securities	$54,500,000

Asset coverage for senior securities (1)	292%
Asset coverage for Revolving Credit Facility (2)(3)	815%

(1) The asset coverage for senior securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2) The asset coverage ratio for the Revolving Credit Facility is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(3) Amounts are based on outstanding principal balance as of the date presented.

11.	RECENT ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”) related to FASB ASC Topic 820 Fair Value Measurements - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. This change prohibits entities from taking into account contractual restrictions on the sale of equity securities when estimating fair value and introduces required disclosures for such transactions. The Fund has fully adopted the provisions of ASU 2022-03, which did not have a material impact on the Fund’s consolidated financial statements and related disclosures.

In November 2023, the FASB issued Accounting Standards Update No. 2023-07 (“ASU 2023-07”) related to FASB ASC Topic 280 Segment Reporting - Improvements to Reportable Segment Disclosures. The amendments in this update improve reportable segment disclosure requirements. The Fund has fully adopted the provisions of ASU 2023-07, which did not have a material impact on the Fund’s consolidated financial statements and related disclosures. See Note 2 “Summary of Significant Accounting Policies” for additional information.

12.	SUBSEQUENT EVENTS

Pursuant to the continuous offering, in the period from January 1, 2025 through February 21, 2025, the Fund issued common shares for total net proceeds to the Fund of $8.1 million. On January 22, 2025, the Fund paid $3.2 million related to the repurchase of 336,516 common shares in accordance with the tender offer that commenced November 29, 2024.

On January 31, 2025, the Fund paid a distribution of $0.083 per share to common shareholders of record as of January 22, 2025.

The Fund’s NAV per share as of January 31, 2025 was $9.56.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2024

those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Financial Highlights

Per Share Data:	For the year ended December 31, 2024	For the year ended December 31, 2023	For the period from June 1, 2022 (Commencement of Operations) through December 31, 2022
Net asset value at beginning of period	$10.23	$9.97	$10.00

Net investment income (1)	0.89	1.40	0.52

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1) (2)	(0.52)	(0.23)	(0.08)

Net income (loss) and net increase (decrease) in net assets resulting from operations (1)	0.37	1.17	0.44

Distributions to shareholders from net investment income (3)	(0.98)	(0.91)	(0.08)
Distributions to shareholders from net realized gains on investments (3)	-	-	-

Distributions to shareholders from tax return of capital (3)	-	-	(0.38)

Total distributions declared to shareholders	(0.98)	(0.91)	(0.46)

Distributions to shareholders based on weighted average shares impact(4)	(0.00)	(0.00)	(0.01)

Total distributions to shareholders	(0.98)	(0.91)	(0.47)

Net asset value at end of period	$9.62	$10.23	$9.97

Total net asset value return (5)	4.02%	12.35%	4.30%

Common shares outstanding at end of period	11,045,767	4,803,369	1,401,613

Ratios and Supplemental Data:
Net asset value at end of period	$106,236,316	$49,147,210	$13,973,898
Ratio of expenses to average net assets, before expense support (6)	9.43%	9.93%	9.62%
Ratio of expenses to average net assets, after expense support (7) (8)	9.43%	4.54%	6.35%
Ratio of net investment income to average net assets (7) (8)	8.90%	13.95%	10.34%
Portfolio turnover rate (9)	9.43%	11.74%	4.63%
Asset coverage for senior securities	292%	N/A	N/A
Asset coverage for Revolving Credit Facility	815%	N/A	N/A

Revolving Credit Facility:
Principal amount outstanding at end of period	$19,500,000	$-	$-
Asset coverage per $1,000 at end of period (10)	$8,152	$-	$-

Footnotes to Financial Highlights:

(1)	Per share amounts are based on weighted average of shares outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments includes a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.
(4)	Represents the difference between the per share amount distributed to shareholders of record and the per share amount distributed based on the weighted average of shares outstanding for the period.
(5)	Total return for the period from June 1, 2022 to December 31, 2022 is not annualized. Total return is calculated based on a change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan.
(6)	Ratios for the period from June 1, 2022 to December 31, 2022 are annualized. Ratios for the year ended December 31, 2023 and the period from June 1, 2022 to December 31, 2022 exclude expense limitation provided by the Adviser.
(7)	Ratio for the year ended December 31, 2024 includes interest expense on the credit facility of 0.57% of average net assets. Ratio for the year ended December 31, 2024 includes interest expense on the Series A Term Preferred Shares of 0.85% of average net assets.
(8)	Ratios for the period from June 1, 2022 to December 31, 2022 are annualized. Ratios for the year ended December 31, 2023 and the period from June 1, 2022 to December 31, 2022 reflect expense limitation provided by the Adviser.
(9)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.
(10)	The asset coverage per unit figure is the ratio of the Fund’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Institutional Income Fund & Subsidiaries

Supplemental Information

Senior Securities Table

Information about the Fund’s senior securities shown in the following table has been derived from the Fund’s consolidated financial statements as of and for the dates noted.

Type of Security	Total Amount Outstanding	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

For the year ended December 31, 2024
Preferred Shares	$35,000,000	$72.91	$25.00	$24.97
Revolving Credit Facility (BNP Paribas)	$19,500,000	$8,151.50	N/A	N/A

(1)	The asset coverage per unit figure is the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities,to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Shares and Revolving Credit Facility in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per preferred share outstanding (based on a per share liquidation preference of $25). With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.
(2)	The involuntary liquidating preference per unit is the amount to which a Preferred Share would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of the Series A Term Preferred Shares (NYSE: EIIA).

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees Eagle Point Institutional Income Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Institutional Income Fund & Subsidiaries (the Fund), including the consolidated schedule of investments, as of

December 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the two-year period then ended, and the period from June 1, 2022 (Commencement of Operations) to December 31, 2022. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in two-year period then ended, and the period from June 1, 2022 to December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with custodians, brokers and other counterparties; when replies were not received from other counterparties, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Accompanying Supplemental Information

We have also previously audited, in accordance with the standards of the PCAOB, the consolidated statements of assets and liabilities of the Fund, including the consolidated schedules of investments, as of December 31, 2023, and 2022, and the related consolidated statements of operations and cash flows for the year ended

KPMG LLP, a Delaware limited liability partnership and a member firm of  the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

December 31, 2023, and for the period from June 1, 2022 (Commencement of Operations) to December 31, 2022, and the consolidated statement of changes in net assets for the period from June 1, 2022 to

December 31, 2022, and the related notes (none of which are presented herein), and we expressed unqualified opinions on those consolidated financial statements. The senior securities information on page 43, as of December 31, 2024, under the caption “Supplemental Information” (the Supplemental Information) has been subjected to audit procedures performed in conjunction with the audits of the Fund’s respective consolidated financial statements. The Supplemental Information is the responsibility of the Fund’s management. Our audit procedures included determining whether the Supplemental Information reconciles to the respective consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the Supplemental Information. In forming our opinion on the Supplemental Information, we evaluated whether the Supplemental Information, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the Supplemental Information is fairly stated, in all material respects, in relation to the respective consolidated financial statements as a whole.

We have served as the auditor of one or more Eagle Point Credit Management LLC advised companies since2014.

New York, New York
February 26, 2025

 2

Distribution Reinvestment Plan

Subject to our discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of your cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at a price equal to 95% of their most recently determined net asset value as of the payment date (generally the last business day of each calendar month). There is no sales load or other charge for distributions reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. Participants in our DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by one or more affiliates of SS&C Technologies Holdings, Inc. (collectively, “SS&C”), or the “DRIP Agent.” Holders of our Shares who receive distributions in the form of additional Shares are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser.

We and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by us.

All correspondence or additional information about the DRIP should be directed to SS&C, at (833) 360-5520 or by mail: 80 Lamberton Rd, Windsor, Connecticut 06095.

Additional Information

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available without charge, upon request by calling (203) 340-8500, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Voting Records

The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Fund’s prospectus, filed with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Fund’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Privacy Notice

The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Institutional Income Fund and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team (203) 340-8500.

We will review this policy from time to time and may update it at our discretion.

*              *              *

End of Annual Report. Back Cover Follows.

Eagle Point Institutional Income Fund

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Transfer Agent for Common Shares

SS&C Technologies, Inc.

80 Lamberton Rd.
Windsor, CT 06095
(833) 360 5520

Transfer Agent for Series A Preferred Shares

Equiniti Trust Company, LLC

P.O. Box 500
Newark, NJ 07101
(800) 937 5449

www.EPIIF.com

© 2025. Eagle Point Institutional Income Fund. All rights reserved.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Institutional Income Fund (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of trustees has determined that Jeffrey L. Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2023 and December 31, 2024 were $127,251 and $205,250, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years December 31, 2023 and December 31, 2024 were $0 and $72,000, respectively.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2023 and December 31, 2024 were $96,162 and $176,589, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended December 31, 2023 and December 31, 2024 were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable.

(g)	For the fiscal years ended December 31, 2023 and December 31, 2024, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $96,162 and $248,589, respectively. These fees were for the services rendered in connection with the tax compliance, tax advice, tax planning, and filing of registration statements during the period for the registrant. These fees exclude any fees paid by Eagle Point Income Management LLC, Eagle Point Enhanced Income Management LLC and Eagle Point Defensive Income Management LLC.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant

(a)	The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

(b)	Not applicable.

Item 6. Investments

(a)	A schedule of investments is included in the Company’s report to shareholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officer, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent trustees, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s shareholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s shareholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 13. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2024.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Adviser provides investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common shareholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser and certain of its affiliates, subject to certain conditions including that (i) a majority of the registrant’s trustees who have no financial interest in the transaction and a majority of the registrant’s trustees who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s trustees and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is the Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”), oversees all of the firm’s investment offerings and is the lead Portfolio Manager for Eagle Point’s multi-credit strategies. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has over 30 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Mr. Majewski held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns, and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Mr. Majewski began his career in the securitization group at Arthur Andersen.

Mr. Majewski earned a BS in Accounting from Binghamton University.

Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company; director, Chairman and Chief Executive Officer of Eagle Point Income Company; trustee, Chairman and Chief Executive Officer of Eagle Point Enhanced Income Trust; trustee, Chairman and Chief Executive Officer of Eagle Point Institutional Income Fund; and trustee, Chairman and Chief Executive Officer of Eagle Point Defensive Income Trust.

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Ko has over 17 years of experience in structured finance. Prior to joining Eagle Point in 2012, he was a Vice President in Bank of America’s (f/k/a Bank of America Merrill Lynch) CLO structuring group, where he modeled cash flows, negotiated terms with debt and equity investors, and coordinated the rating process. Mr. Ko was also responsible for exploring non-standard structuring initiatives, including financing trades with dynamic leverage, emerging market CBOs and European CLOs. Earlier, he managed their legacy CLO, TruPS CDO, and ABS CDO portfolios and started in their CDO/CLO structuring group.

Mr. Ko holds a BS in Finance and Accounting, magna cum laude, from The Wharton School of the University of Pennsylvania.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Spinner has over 27 years of experience in credit and advising, financing, and investing in alternative asset management firms and funds. He has been involved in the credit markets for the majority of his career. Prior to joining Eagle Point in 2013, Mr. Spinner oversaw the Private Equity, Special Opportunities Credit, and Real Estate allocations for the 1199SEIU Benefit and Pension Funds. He was also a Managing Director in the Financial Institutions Group at Bear Stearns focused on alternative asset managers, and a co-founder and President of Structured Capital Partners (a financial holding company formed to invest in CLO and structured credit managers). Mr. Spinner started his career in the Financial Institutions Group at Chase Manhattan Bank.

Mr. Spinner holds a BA in Business Management, summa cum laude, from Gettysburg College and an MBA from Columbia Business School.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2024. Among the accounts listed below, three of the “Registered Investment Companies” (with total assets of $1,731.2), nine of the “Other Pooled Investment Vehicles” (with total assets of $2,904.8) and 31 of the “Other Accounts” (with total assets of $2,385.9) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Total Assets (in millions)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	4	$2,186.9	15	$3,649.4	62	$6,138.5
Daniel W. Ko	4	$2,186.9	15	$3,649.4	62	$6,138.5
Daniel M. Spinner	4	$2,186.9	15	$3,649.4	62	$6,138.5

* Total Assets are estimated and unaudited and may vary from final audited figures. Total Assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common shares which are owned beneficially by each portfolio manager as of December 31, 2024. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)
Thomas P. Majewski	None
Daniel W. Ko	$100,001 – $500,000
Daniel M. Spinner	$50,001 – $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2024.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INSTITUTIONAL INCOME FUND

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	February 27, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	February 27, 2025

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	February 27, 2025